UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
------------------------------

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas	75082

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (972) 234-2525

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ÿ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ÿ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ÿ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ÿ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On November 18, 2009, Fossil Partners, L.P. (“Borrower”), a subsidiary of Fossil, Inc. (the “Company”), the Company and certain subsidiaries of the Company, as guarantors, executed an Eighth Amendment to Loan Agreement (the “Eighth Amendment”) with Wells Fargo Bank, National Association, a national banking association (“Wells Fargo”), which amends that certain Loan Agreement, dated September 23, 2004, as amended by that certain First Amendment to Loan Agreement effective as of September 22, 2005, that certain Second Amendment to Loan Agreement effective as of September 22, 2005, that certain Third Amendment to Loan Agreement, effective as of September 21, 2006, that certain Fourth Amendment to Loan Agreement, effective as of December 22, 2006, that certain Fifth Amendment to Loan Agreement, effective as of September 19, 2007, that certain Sixth Amendment to Loan Agreement, effective as of September 19, 2008 and that certain Seventh Amendment to Loan Agreement, effective as of November 19, 2008 (the “Loan Agreement”).  The Eighth Amendment (i) amends Section 1 of the Loan Agreement to extend the maturity date of the Revolver (as defined below) to November 17, 2010 and allow for a decrease of the total commitment from $140,000,000 to $100,000,000, with a possible increase  up to $200,000,000 upon the request of the Borrower and the consent of Wells Fargo, (ii) amends Section 1 of the Loan Agreement to require the Borrower to pay on a quarterly basis a certain percentage fee based on the amount of unused total commitment and (iii) amends the address of Wells Fargo contained in Section 16 of the Loan Agreement.  On the same date, the parties also executed a Sixth Amended and Restated Revolving Line of Credit Note (the “Sixth Amended Note”), which amends that certain Revolving Line of Credit Note dated September 23, 2004, as amended by that certain Amended and Restated Revolving Line of Credit Note, dated September 22, 2005, that certain Second Amended and Restated Revolving Line of Credit Note, dated September 21, 2006, that certain Third Amended and Restated Revolving Line of Credit Note, dated September 20, 2007, that certain Fourth Amended and Restated Revolving Line of Credit Note, dated September 19, 2008 and that certain Fifth Amended and Restated Revolving Line of Credit Note, dated November 19, 2008 (the “Revolver”), in order to increase the maximum amount payable to $200,000,000, amend the definition of “Interest Payment Date,” set the total commitment at $100,000,000 subject to a possible increase up to $200,000,000, adjust the formula for calculating the minimum interest rate and certain interest options, extend the maturity date of the Revolver to November 17, 2010 and amend the address of Wells Fargo for receipt of notice.

The foregoing descriptions of the Eighth Amendment and the Sixth Amended Note are qualified in their entirety by the full text of such documents, which are incorporated herein by reference and filed as exhibits hereto.

 Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

10.1
Eighth Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc., effective as of November 18, 2009

10.2	Sixth Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated November 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 23, 2009

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No                                                                Description

10.1
Eighth Amendment to Loan Agreement, by and among Wells Fargo Bank, National Association, a national banking association, Fossil Partners, L.P., Fossil, Inc., Fossil Intermediate, Inc., Fossil Trust, Fossil Stores I, Inc., Arrow Merchandising, Inc., Fossil Holdings, LLC and Fossil International Holdings, Inc., effective as of November 18, 2009

10.2	Sixth Amended and Restated Revolving Line of Credit Note, by and between Fossil Partners, L.P. and Wells Fargo Bank, National Association, a national banking association, dated November 18, 2009